                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                       284,641.84
Available Funds:
      Contract Payments due and received in this period                                3,559,109.03
      Contract Payments due in prior period(s) and received in this period               325,382.75
      Contract Payments received in this period for next period                           34,109.51
      Sales, Use and Property Tax, Maintenance, Late Charges                              95,190.16
      Prepayment Amounts related to early termination in this period                   6,498,174.65
      Servicer Advance                                                                   414,110.45
      Proceeds received from recoveries on previously Defaulted Contracts                      0.00
      Transfer from Reserve Account                                                        3,909.99
      Interest earned on Collection Account                                                2,590.30
      Interest earned on Affiliated Account                                                  498.99
      Proceeds from repurchase of Contracts per Contribution and
         Servicing Agreement Section 5.03                                                      0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                         0.00
      Amounts paid under insurance policies                                                    0.00
      Any other amounts                                                                        0.00
                                                                                      -------------
Total Available Funds                                                                 11,217,717.67
Less: Amounts to be Retained in Collection Account                                       278,789.57
                                                                                      -------------
AMOUNT TO BE DISTRIBUTED                                                              10,938,928.10
                                                                                      =============

DISTRIBUTION OF FUNDS:
       1.              To Trustee -  Fees                                                      0.00
       2.              To Servicer, any unreimbursed Nonrecoverable Advances
                        or Servicer Advances                                             325,382.75
       3.              To Noteholders (For Servicer Report immediately
                        following the Final Additional Closing Date)

                              a) Class A1 Principal and Interest                               0.00
                              a) Class A2 Principal (distributed after A1
                                  Note matures) and Interest                                   0.00
                              a) Class A3 Principal (distributed after A2
                                  Note matures) and Interest                           8,690,838.45
                              a) Class A4 Principal (distributed after A3
                                  Note matures) and Interest                             508,746.21
                              b) Class B Principal and Interest                          156,804.94
                              c) Class C Principal and Interest                          314,029.61
                              d) Class D Principal and Interest                          210,289.03
                              e) Class E Principal and Interest                          269,070.46

       4.              To Reserve Account for Requirement per Indenture
                         Agreement Section 3.08                                                0.00
       5.              To Issuer - Residual Principal and Interest and
                         Reserve Account Distribution
                              a) Residual Interest (Provided no Restricting
                                  or Amortization Event in effect)                        24,987.20
                              b) Residual Principal (Provided no Restricting
                                  or Amortization Event in effect)                       293,164.50
                              c)  Reserve Account Distribution (Provided no
                                   Restricting or Amortization Event in effect)            3,909.99
       6.              To Servicer, Tax, Maintenance, Late Charges and Bank
                        Interest Earned and Any Other Amounts                             98,279.45
       7.              To Servicer, Servicing Fee and other Servicing
                        Compensations                                                     43,425.51
                                                                                      -------------
TOTAL FUNDS DISTRIBUTED                                                               10,938,928.10
                                                                                      =============

End of Period Collection Account Balance {Includes Payments in Advance &              -------------
 Restricting Event Funds (if any)}                                                       278,789.57
                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                     $4,104,190.93
    - Add Investment Earnings                                                              3,909.99
    - Add Transfer from Certificate Account (To Satisfy Reserve Account
       Requirement)                                                                            0.00
    - Less Distribution to Certificate Account                                             3,909.99
                                                                                      -------------
End of period balance                                                                 $4,104,190.93
                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
 Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.            $4,104,190.93
                                                                                      =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                 79,909,274.50
                    Pool B                                 21,995,721.08
                                                           -------------
                                                                               101,904,995.58
Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             470,565.34
Class A Monthly Interest - Pool B                             129,527.19

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          7,499,551.95
Class A Monthly Principal - Pool B                          1,099,940.18
                                                           -------------
                                                                                 8,599,492.13
Ending Principal Balance of the Class A Notes
                    Pool A                                 72,409,722.55
                    Pool B                                 20,895,780.90
                                                                               --------------
                                                                                93,305,503.45
                                                                               ==============

-----------------------------------------------------------------------------------------------
 Interest Paid Per $1,000                 Principal Paid Per $1,000            Ending Principal
Original Face $240,779,000               Original Face $240,779,000             Balance Factor
       $    2.492296                            $ 35.715291                       38.751512%
-----------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                        0.00
                    Class A2                                        0.00
                    Class A3                               16,100,995.58
                    Class A4                               85,804,000.00

                                                           -------------
Class A Monthly Interest                                                       101,904,995.58
                    Class A1 (Actual Number Days/360)               0.00
                    Class A2                                        0.00
                    Class A3                                   91,346.32
                    Class A4                                  508,746.21

                                                           -------------

Class A Monthly Principal
                    Class A1                                        0.00
                    Class A2                                        0.00
                    Class A3                                8,599,492.13
                    Class A4                                        0.00

                                                           -------------
                                                                                 8,599,492.13
Ending Principal Balance of the Class A Notes
                    Class A1                                        0.00
                    Class A2                                        0.00
                    Class A3                                7,501,503.45
                    Class A4                               85,804,000.00

                                                           -------------
                                                                               --------------
                                                                                93,305,503.45
                                                                               ==============

Class A3

--------------------------------------------------------------------------------------------------
 Interest Paid Per $1,000                   Principal Paid Per $1,000             Ending Principal
Original Face $74,000,000                   Original Face $74,000,000              Balance Factor
      $   1.234410                               $     116.209353                    10.137167%
--------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                  1,361,961.94
                    Pool B                                    374,867.53
                                                           -------------
                                                                                 1,736,829.47

Class B Overdue Interest, if any                                    0.00
Class B Monthly Interest - Pool A                               8,016.28
Class B Monthly Interest - Pool B                               2,206.41
Class B Overdue Principal, if any                                   0.00
Class B Monthly Principal - Pool A                            127,833.27
Class B Monthly Principal - Pool B                             18,748.98
                                                           -------------
                                                                                   146,582.25
Ending Principal Balance of the Class B Notes
                    Pool A                                  1,234,128.67
                    Pool B                                    356,118.55
                                                           -------------       --------------
                                                                                 1,590,247.22
                                                                               ==============

----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000             Ending Principal
Original Face $4,104,000                       Original Face $4,104,000              Balance Factor
   $        2.490909                             $        35.716923                    38.748714%
-----------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                  2,723,923.90
                    Pool B                                    749,735.06
                                                           -------------
                                                                                 3,473,658.96

Class C Overdue Interest, if any                                    0.00
Class C Monthly Interest - Pool A                              16,361.70
Class C Monthly Interest - Pool B                               4,503.41
Class C Overdue Principal, if any                                   0.00
Class C Monthly Principal - Pool A                            255,666.54
Class C Monthly Principal - Pool B                             37,497.96
                                                           -------------
                                                                                   293,164.50
Ending Principal Balance of the Class C Notes
                    Pool A                                  2,468,257.36
                    Pool B                                    712,237.10
                                                           -------------
                                                                               --------------
                                                                                 3,180,494.46
                                                                               ==============


-----------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000        Ending Principal
Original Face $8,208,000                       Original Face $8,208,000         Balance Factor
   $        2.542046                              $       35.716923              38.748714%
-----------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                             1,815,949.27
                    Pool B                               499,823.38
                                                     --------------
                                                                          2,315,772.65

Class D Overdue Interest, if any                               0.00
Class D Monthly Interest - Pool A                         11,641.75
Class D Monthly Interest - Pool B                          3,204.28
Class D Overdue Principal, if any                              0.00
Class D Monthly Principal - Pool A                       170,444.36
Class D Monthly Principal - Pool B                        24,998.64
                                                     --------------
                                                                            195,443.00
Ending Principal Balance of the Class D Notes
                    Pool A                             1,645,504.91
                    Pool B                               474,824.74
                                                     --------------      -------------
                                                                          2,120,329.65
                                                                         =============

-----------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
Original Face $5,472,000   Original Face $ 5,472,000    Balance Factor
    $ 2.713090                   $ 35.716923              38.748714%
-----------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                             2,269,936.57
                    Pool B                               624,779.23
                                                       ------------
                                                                           2,894,715.80

Class E Overdue Interest, if any                               0.00
Class E Monthly Interest - Pool A                         19,421.20
Class E Monthly Interest - Pool B                          5,345.51
Class E Overdue Principal, if any                              0.00
Class E Monthly Principal - Pool A                       213,055.45
Class E Monthly Principal - Pool B                        31,248.30
                                                       ------------
                                                                             244,303.75
Ending Principal Balance of the Class E Notes
                    Pool A                             2,056,881.12
                    Pool B                               593,530.93
                                                       ------------        ------------
                                                                           2,650,412.05
                                                                           ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $6,840,000   Original Face $6,840,000         Balance Factor
    $ 3.620864                    $ 35.716923                 38.748714%
---------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                            2,725,103.84
                    Pool B                              750,284.02
                                                      ------------
                                                                         3,475,387.86

Residual Interest - Pool A                               19,594.43
Residual Interest - Pool B                                5,392.77
Residual Principal - Pool A                             255,666.54
Residual Principal - Pool B                              37,497.96
                                                      ------------
                                                                           293,164.50
Ending Residual Principal Balance
                    Pool A                            2,469,437.30
                    Pool B                              712,786.06
                                                      ------------
                                                                         ------------
                                                                         3,182,223.36
                                                                         ============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                           43,425.51
 - Servicer Advances reimbursement                                         325,382.75
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts          98,279.45
                                                                           ----------
Total amounts due to Servicer                                              467,087.71
                                                                           ==========

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               90,806,150.00

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                             8,522,218.12

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     -------------
            ending of the related Collection Period                                                                  82,283,931.88
                                                                                                                     =============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        2,188,075.81

             - Principal portion of Prepayment Amounts                                              6,334,142.31

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    ------------
                                 Total Decline in Aggregate Discounted Contract Balance             8,522,218.12
                                                                                                    ============

POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                24,995,210.28

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,249,932.02

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
            ending of the related Collection Period                                                                   23,745,278.26
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        1,127,116.59

             - Principal portion of Prepayment Amounts                                                122,815.43

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    ------------
                                 Total Decline in Aggregate Discounted Contract Balance             1,249,932.02
                                                                                                    ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    106,029,210.14
                                                                                                                     ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                     Predecessor
                                                    Discounted                    Predecessor        Discounted
Lease #       Lessee Name                         Present Value                     Lease #         Present Value
-------       -----------                         -------------                   -----------      ---------------
                NONE

                                                  -------------                                    ---------------
                                    Totals:       $        0.00                                    $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                  $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES              NO    X
                                                                                  --------         -------

Pool B

                                                                                                    Predecessor
                                                   Discounted                     Predecessor        Discounted
Lease #       Lessee Name                         Present Value                     Lease #        Present Value
-------       -----------                         -------------                   -----------      ---------------
                NONE

                                                  -------------                                    ---------------
                                   Totals:        $        0.00                                    $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                  $ 86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES              NO     X
                                                                                  --------         --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                              Predecessor
                                                                            Discounted       Predecessor      Discounted
Lease #                  Lessee Name                                       Present Value       Lease #       Present Value
--------   ---------------------------------------------                   -------------     -----------    ---------------
1528-004   U.S. Neurological, Inc.                                         $  194,560.17      2042-202      $    981,403.44
2826-001   Newark Health Imaging, L.L.C.                                   $  789,368.50
2875-008   MRI of River North, INC. et al                                  $  735,842.45      2314-004      $    707,303.41
2709-202   Symmorphix, Inc.                                                $  390,173.53      2041-201      $    526,898.39
2712-201   Matric Semiconductor, Inc.                                      $  123,333.71      2041-202      $     87,853.47
2712-202   Matric Semiconductor, Inc.                                      $  102,100.09
3323-001   Open MRI Ohio I Ventures L.L.C.                                 $1,018,210.69      2659-001      $    567,212.03
           Cash                                                            $  116,213.37      2660-001      $    567,212.03
3694-003   Community Radiology of Virginia, Inc.                           $  607,349.06       973-021      $    154,974.48
3698-002   Advanced Medical Imaging Center, Inc.                           $  506,124.29       973-022      $     31,639.99
3702-002   USDL Pittsburgh Inc & USDL Pittsburgh Holding                   $1,418,075.66       973-023      $     49,476.32
                                                                                               973-026      $     56,668.18
                                                                                              1969-102      $    487,002.62
                                                                                              2590-001      $  1,261,454.31
                                                                                              1081-501      $    326,796.30
                                                                                              1081-503      $    124,052.91

                                                                           -------------                    ---------------
                                                                Totals:    $6,001,351.52                    $  5,929,947.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                5,929,947.88
b) ADCB OF POOL A AT CLOSING DATE                                                                           $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES            NO     X
                                                                                             ----------     --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                               Predecessor
                                                                             Discounted       Predecessor      Discounted
Lease #                   Lessee Name                                       Present Value       Lease #       Present Value
--------   ---------------------------------------------                    -------------     -----------    ---------------
3313-001   Open MRI Missouri Ventures, LLC                                  $1,103,064.69      1004-501      $     60,739.26
3313-003   Open MRI Missouri Ventures, LLC                                  $1,035,735.31      1004-502      $     60,739.26
3309-002   Open MRI Illinois Ventures, LLC                                  $  998,471.79      2786-001      $  3,010,223.86
3702-005   USDL Pittsburgh Inc & USDL Pittsburgh Holding                    $  911,603.03      2140-501      $  1,338,784.65
3718-001   USD Dayton, Inc., and USD Dayton Holding                         $  809,799.02      2445-002      $    224,427.12
                                                                                               2671-001      $     75,159.10
                                                                            --------------                   ---------------
                                                                Totals:     $4,858,673.84                    $  4,770,073.25

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $  4,770,073.25
b) ADCB OF POOL B AT CLOSING DATE                                                                            $ 86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        5.49%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES            NO     X
                                                                                              -------        --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
This Month                         1,185,083.69         This Month                          106,029,210.14
1 Month Prior                      1,447,490.72         1 Month Prior                       115,801,360.28
2 Months Prior                     1,538,503.88         2 Months Prior                      119,836,710.24

Total                              4,171,078.29         Total                               341,667,280.66

a) 3 MONTH AVERAGE                 1,390,359.43         b) 3 MONTH AVERAGE                  113,889,093.55

c) a/b                                     1.22%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                     Yes              No   X
                                                                                                        -----           -------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                      Yes              No   X
                                                                                                        -----           -------
          B. An Indenture Event of Default has occurred and is then continuing?                      Yes              No   X
                                                                                                        -----           -------

4.        Has a Servicer Event of Default occurred?                                                  Yes              No   X
                                                                                                        -----           -------

5.        Amortization Event Check

          A. Is 1c > 8% ?                                                                           Yes              No   X
                                                                                                        -----           -------
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
               or obligation not remedied within 90 days?                                            Yes              No   X
                                                                                                        -----           -------
          C. As of any Determination date, the sum of all defaulted contracts since the
               Closing date exceeds 6% of the ADCB on the Closing Date?                              Yes              No   X
                                                                                                        -----           -------

6.        Aggregate Discounted Contract Balance at Closing Date                            Balance   $273,612,728.90
                                                                                                     ---------------

         DELINQUENT LEASE SUMMARY

Days Past Due        Current Pool Balance               # Leases
-------------        --------------------               --------
  31 - 60                2,081,818.85                     33
  61 - 90                  207,685.40                     14
  91 - 180               1,185,083.69                     21

         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization